UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 832-384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLCM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the June 15, 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Bellicum Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment to the Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan, as amended (the “2019 Plan”), as set forth in an amended 2019 Plan (the “Amended 2019 Plan”). The material terms of the Amended 2019 Plan are the same as the 2019 Plan, except that the Amended 2019 Plan contains the following material changes to the 2019 Plan: (i) an increase to the number of shares of common stock authorized for issuance under the 2019 Plan by 500,000 shares; and (ii) a corresponding increase to the number of shares of common stock authorized for issuance under the 2019 Plan pursuant to the exercise of incentive stock options by 1,000,000 shares.

The Amended 2019 Plan became effective on June 15, 2021 upon stockholder approval at the Annual Meeting. A more detailed summary of the material features of the Amended 2019 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2020 (the “Proxy Statement”). Such summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2019 Plan, which is attached as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final voting results with respect to each matter:

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class I Directors, each to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jon P. Stonehouse	1,014,676	312,388	3,399,686
Stephen R. Davis	1,007,731	319,333	3,399,686

Proposal 2. Approval of the Plan Amendment

The Company’s stockholders approved the Amended 2019 Plan. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
690,856	618,513	17,695	3,399,686

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results are as follows:

Votes For	Votes Against	Abstentions
4,584,995	134,992	6,763

Proposal 4. Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
665,679	389,267	272,118	3,399,686

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: June 17, 2021	By:	/s/ Richard A. Fair
Richard A. Fair
President and Chief Executive Officer